Private & Confidential

DATED     17th September 2010

MONTROYAL INVESTMENTS LIMITED

(1)

and

                                                           TECHNIS INC     (2)

___________________________________

SOFTWARE ASSIGNMENT

___________________________________

CONTENTS

Clause

       Heading

Page

1

Definitions

3

2

Assignment

4

3

Warranties and disclaimers

5

4

Intellectual property claims

7

5

Confidential information

8

6

Data protection

9

7

Interpretation

9

8

Agency, partnership

10

9

Amendments

10

10

Announcements

10

11

Assignment

10

12

Entire agreement

11

13

Notices

11

14

Schedules

11

15

Severance

11

16

Successors and assignees

12

17

Waiver

12

18

Counterparts

12

19

Language

13

20

Costs and expenses

13

21

Set-off

13

22

Third parties

13

23

Proper law and jurisdiction

13

SCHEDULE 1

16

SOFTWARE SPECIFICATION

16

THIS AGREEMENT is dated the 17tth Day of September 2010 and is made BETWEEN:

(1) MONTROYAL INVESTMENTS LIMITED (Company No. 4719987) whose registered office is at 55 West Street, Chichester, West Sussex P019 1RP, United Kingdom  (the "Assignor"); and

(2) TECHNIS Inc  whose place of business is at 140 Broadway, 46th Floor, New York, NY10005, United States of America (the "Assignee").

RECITALS

(A) The Assignor is the proprietor of the Intellectual Property Rights within certain Software more particularly described in Schedule 1.

(B) The Assignor has agreed to sell all Intellectual Property Rights in the Software to the Assignee on the terms set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1

Definitions

1.1

In this Agreement the following words and expressions shall unless the context otherwise requires have the following meanings:

"Commencement Date" being the date that payment under 2.1 has been completed.  This Agreement will be executed by both parties on or by 30th September 2010;

"Intellectual Property Rights" include patents, design rights, trade marks, service marks (in each case whether registered or not), applications or rights to apply for any of the foregoing, database rights, Know-How, trade or business name, rights in confidential information, goodwill, and other similar rights existing in any part of the world;

"Know-How" means all know-how, experience, data, technical and commercial information relating to the Software including but not limited to formulae, designs, drawings, and mode of operation;

 "Rights" means all vested contingent and relevant future rights of copyright and all relevant rights in the nature of copyright and all other relevant Intellectual Property Rights together with accrued rights of action, the right to sue for past breaches of the Rights, the right to sue for passing-off, and to claim and retain damages, the right to apply for, prosecute and obtain trade mark, copyright, design right, patent and other protection in any part of the world in relation to all or any of the Intellectual Property Rights in the Software and the inventions contained in the Software, including the right to apply for renewals and extensions of such rights and all other relevant rights of whatever nature in and to the Software whether now known or in the future created to which the Assignor is now or may at any time after the date of this Agreement be entitled by virtue of or pursuant to any of the laws in force in each and every part of the world;

"Software" The two (2) products in existence and assigned at the date of this Agreement as is more specifically set out in the Software Specification in Schedule 1;

"Software Specification" means specification of the Software describing the outline facilities and functionality thereof, a copy of which is annexed at Schedule 1;

"Territory" means worldwide; and

"Year(s)" means 365 days from the Commencement Date and the same date in each following year.

2

Assignment

2.1

In consideration of the Assignee issuing to the Assignor, Two Million (2,000,000) ordinary shares in Technis, Inc.  Upon receipt of such, the Assignor sells with effect from the Commencement Date to the Assignee with full title guarantee all the Rights in the Software TO HOLD the same unto the Assignee and its successors and assignees absolutely.

2.2

The Assignor acknowledges the unrestricted right of the Assignee to license the exploitation of all or any part of the Rights in the Software to third parties anywhere in the world, although nothing in this Agreement shall however oblige the Assignee to commence or continue to exploit the Rights.

2.3

The parties agree to do all such things and to sign and execute all such documents and deeds as may be reasonably required in order to perfect protect or enforce any of the Rights sold and granted to the Assignee pursuant to this Agreement, or any of them, including the signature of appropriate assignments of Intellectual Property Rights from all contractors and employees.

2.4

As soon as possible after the Commencement Date, the Assignor shall supply to the Assignee (at no charge to the Assignee) all documents or other information relating to the Software which it has not yet supplied to the Assignee, as may be requested by the Assignee.

3

Warranties and disclaimers

3.1

TheAssignor warrants to the Assignee that:

(a)

it has the right and authority to sell to the Assignee the rights granted in this Agreement or agreed to be granted;

(b)

it is the sole and exclusive owner of the Rights and has the right and authority to assign the same;

(c)

it has not granted and will not grant or purport to grant any rights or assignments (other than those granted in this Agreement) over or relating to the Rights;

(d)

the Rights are not subject to any claims or litigation and is free of all liens and encumbrances;

(e)

the Software contains nothing which is unlawful and the exploitation of the Rights will not infringe the Intellectual Property Rights or any other rights of any third party;

(f)

the Software will provide the facilities and functions set out in the Software Specification and any documentation provided will give adequate instructions to enable the Assignee to make proper use of such facilities and functions;

(g)

any employees or independent contractors or other persons engaged in the development of the Software have irrevocably and unconditionally waived for all times and for all purposes, all and any moral rights they may have arising under Chapter IV of the Copyright, Designs and Patents Act 1988 and all similar rights in any other part of the world in connection with any copyright work comprised within the Intellectual Property Rights of the Software, to the fullest extent permitted by law;

(h)

it and its servants, agents and subcontractors have taken all reasonable precautions to ensure that no known viruses for which detection and antidote software is generally available are coded or introduced into the Software;

(i)

neither the performance nor functionality of the Software is affected by dates prior to, during and after the year 2000; and

(j)

regardless of whether or not or when the United Kingdom becomes a participating country in the process commonly known as European Monetary Union, the Software:

(i)

is capable of performing all functions set out in the Software Specification for any number of currencies and for any common currency adopted by members of the European Union (‘the Euro’);

(ii)

will comply with all legal requirements now and hereafter applicable to the Euro in any jurisdiction including but not limited to the rules on conversion, triangulation and rounding set out in EC Regulation 1103/97 and any subsequent or similar regulation or law; and

(iii)

is capable of accepting displaying and printing and will incorporate in all relevant screen layouts all symbols and codes adopted by any government or any other European Union body in relation to the Euro or any other currency.

3.2

The said warranties above shall be subject to the Assignee complying with its obligations under the terms of this Agreement. In particular, the said warranties shall not apply to the extent that any defect in the Software arose or was exacerbated as a result of:

(a)

incorrect use, operation or corruption of the Software;

(b)

any unauthorised modification or alteration of the Software;

(c)

use of the Software with other software or on equipment with which it is incompatible.

4

Intellectual property claims

4.1

Subject to clause 4.2 below, the Assignee shall defend any claim brought against the Assignor alleging that the use of the Software infringes the Intellectual Property Rights of a third party (‘IPR Claim’) and the Assignee shall pay all costs and damages awarded or agreed to in settlement of an IPR Claim provided that the Assignor:

(a)

furnishes the Assignee with prompt written notice of the IPR Claim;

(b)

provides the Assignee with reasonable assistance in respect of the IPR Claim;

(c)

gives to the Assignee the sole authority to defend or settle the IPR Claim.

4.2

The Assignee shall defend any IPR claim at its own expense unless the IPR Claim arises as a result of a breach of any of the warranties given by the Assignor pursuant to clause [3] above. In the event that such an IPR Claim arises, it shall be defended at the Assignor’s expense and the Assignor shall pay all costs and damages awarded or agreed to in settlement of such an IPR Claim. Any steps taken in respect of such a claim shall be without prejudice to any claim the Assignee may have against the Assignor in respect of any breach of warranty.

5

Confidential information

5.1

Each party undertakes, except as provided below, to treat as confidential and keep secret all information marked ‘confidential’ or which may reasonably be supposed to be confidential, including, without limitation, information contained or embodied in the Software and other information supplied by either party to the other party (collectively referred to as ‘the Information’) with the same degree of care as it employs with regard to its own confidential information of a like nature and in any event in accordance with best current commercial security practices, provided that this clause shall not extend to any information which was rightfully in the possession of either party prior to the commencement of the negotiations leading to this Agreement or which is already public knowledge or becomes so at a future date (otherwise than as a result of a breach of this clause).

5.2

Each party shall not without the prior written consent of the other party divulge any part of the Information to any person except:

(a)

to their own employees and then only to those employees who need to know the same;

(b)

to either party’s auditors, an officer of HM Revenue and Customs, a court of competent jurisdiction, governmental body or applicable regulatory authority and any other persons or bodies having a right duty or obligation to know the business of the other party and then only in pursuance of such right duty or obligation;

5.3

Each party undertakes to ensure that persons and bodies referred to in clause 5.2 are made aware prior to the disclosure of any part of the Information that the same is confidential and that they owe a duty of confidence to the other party.

5.4

Each party shall promptly notify the other party if it becomes aware of any breach of confidence by any person to whom it divulges all or any part of the Information and shall give the other party all reasonable assistance in connection with any proceedings which the other party may institute against such person for breach of confidence.

5.5

The foregoing obligations as to confidentiality shall remain in full force and effect notwithstanding any termination of this Agreement.

6

Data protection

6.1

The parties undertake to comply with the provisions of the Data Protection Act 1998 and any related legislation in so far as the same relates to the provisions and obligations of this Agreement

7

Interpretation

7.1

In this Agreement unless the context otherwise requires:

(a)

words importing any gender include every gender;

(b)

words importing the singular number include the plural number and vice versa;

(c)

words importing persons include firms, companies and corporations and vice versa;

(d)

references to numbered clauses and schedules are references to the relevant clause in or schedule to this Agreement;

(e)

reference in any schedule to this Agreement to numbered paragraphs relate to the numbered paragraphs of that schedule;

(f)

the headings to the clauses, schedules and paragraphs of this Agreement will not affect the interpretation;

(g)

any reference to an enactment includes reference to that enactment as amended or replaced from time to time and to any subordinate legislation or byelaw made under that enactment;

(h)

any obligation on any party not to do or omit to do anything is to include an obligation not to allow that thing to be done or omitted to be done;

(i)

any party who agrees to do something will be deemed to fulfil that obligation if that party procures that it is done.

7.2

In the case of conflict or ambiguity between any provision contained in the body of this Agreement and any provision contained in any Schedule, the provision in the body of this Agreement shall take precedence.

8

Agency, partnership

8.1

This Agreement shall not constitute or imply any partnership, joint venture, agency, fiduciary relationship or other relationship between the parties other than the contractual relationship expressly provided for in this Agreement.

9

Amendments

9.1

This Agreement may not be released, discharged, supplemented, interpreted, amended, varied or modified in any manner except by an instrument in writing signed by a duly authorised officer or representative of each of the parties.

10

Announcements

10.1

No party shall issue or make any public announcement or disclose any information regarding this Agreement unless prior written consent has been obtained from the other party.

11

Assignment

11.1

This Agreement is personal to the parties and, subject to clause 16.2 below, neither this Agreement nor any rights, licences or obligations under this Agreement, may be assigned by either party without the prior written approval of the other party.

11.2

Notwithstanding the foregoing, either party may assign this Agreement to any acquirer of all or of substantially all of such party’s equity securities, assets or business relating to the subject matter of this Agreement or to any entity controlled by, that controls, or is under common control with a party to this Agreement. Any attempted assignment in violation of this clause will be void and without effect.

12

Entire agreement

12.1

This Agreement supersedes all prior agreements, arrangements and undertakings between the parties and constitutes the entire agreement between the parties relating to the subject matter of this Agreement. However the obligations of the parties under any pre-existing non-disclosure agreement shall remain in full force and effect in so far as there is no conflict between the same. The parties confirm that they have not entered into this Agreement on the basis of any representation that is not expressly incorporated into this Agreement.

13

Notices

13.1

All notices under this Agreement shall be in writing.

(a)

Notices shall be deemed to have been duly given:

(b)

when delivered, if delivered by courier or other messenger (including registered mail) during normal business hours of the recipient; or

(c)

when sent, if transmitted by fax or e-mail and a successful transmission report or return receipt is generated; or

(d)

on the fifth business day following mailing, if mailed by national ordinary mail, postage prepaid; or

(e)

on the tenth business day following mailing, if mailed by airmail, postage prepaid in each case addressed to the most recent address, e-mail address, or facsimile number notified to the other party.

14

Schedules

14.1

The provisions of Schedule 1 shall form part of this Agreement as if set out here.

15

Severance

15.1

If any provision of this Agreement is prohibited by law or judged by a court to be unlawful, void or unenforceable, the provision shall, to the extent required, be severed from this Agreement and rendered ineffective as far as possible without modifying the remaining provisions of this Agreement, and shall not in any way affect any other circumstances of or the validity or enforcement of this Agreement.

16

Successors and assignees

16.1

This agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assignees, and references to a party in this Agreement shall include its successors and permitted assignees.

16.2

In this Agreement references to a party include references to a person:

(a)

who for the time being is entitled (by assignment, novation or otherwise) to that party's rights under this Agreement (or any interest in those rights); or

(b)

who, as administrator, liquidator or otherwise, is entitled to exercise those rights;

and in particular those references include a person to whom those rights (or any interest in those rights) are transferred or pass as a result of a merger, division, reconstruction or other reorganisation involving that party. For this purpose, references to a party's rights under this Agreement include any similar rights to which another person becomes entitled as a result of a novation of this Agreement.

17

Waiver

17.1

No delay, neglect or forbearance on the part of either party in enforcing against the other party any term or condition of this Agreement shall either be or be deemed to be a waiver or in any way prejudice any right of that party under this Agreement. No right, power or remedy in this Agreement conferred upon or reserved for either party is exclusive of any other right, power or remedy available to that party.

18

Counterparts

18.1

This Agreement may be executed in any number of counterparts or duplicates, each of which shall be an original, and such counterparts or duplicates shall together constitute one and the same agreement.

19

Language

19.1

This Agreement is made only in the English language. If there is any conflict in the meaning between the English language version of this Agreement and any version or translation of it in any other language, the English language version shall prevail.

20

Costs and expenses

20.1

Each party shall bear its own legal costs and other costs and expenses arising in connection with the drafting, negotiation, execution and registration (if applicable) of this Agreement.

21

Set-off

21.1

Where either party has incurred any liability to the other party, whether under this Agreement or otherwise, and whether such liability is liquidated or unliquidated, each party may set off the amount of such liability against any sum that would otherwise be due to the other party under this Agreement.

22

Third parties

22.1

Subject to clause 10.7 above, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from such Act.

23

Proper law and jurisdiction

23.1

Any dispute which may arise between the parties concerning this Agreement shall be determined as follows:

(a)

If the dispute shall be of a technical nature relating to the functions or capabilities of the Software or any similar or related matter then such a dispute shall be referred for final settlement to an expert nominated jointly by the parties or failing such nomination within 14 days after either party's request to the other therefore nominated at the request of either party by the President for the time being of the British Computer Society. Such expert shall be deemed to act as an expert and not as an arbitrator. His decision shall (in the absence of clerical or manifest error) be final and binding on the parties in equal shares unless he determines that the conduct of either party is such that such party should bear all of such fees.

(b)

In any other case the dispute shall be determined by the High Court of Justice in England and the parties submit to the exclusive jurisdiction of that Court for such purposes.

IN WITNESS whereof this Agreement has been entered into the day and year first written above.

SIGNED by Mr Alan N Burner

)

for and on behalf of

)

MONTROYAL INVESTMENTS LIMITED

)

   /s/Alan N. Bruner

in the presence of:

)

Director

Witness

Signature

/s/ Alan Wilson

Name

Alan Wilson

Address

55 West Street

Chichester

West Sussuex PO19 1RP  England

Occupation

Manager

SIGNED by Mr Jack Kaye

)

for and on behalf of

)

TECHNIS INC

)

/s/ Jack Kaye

in the presence of:

)

Director

Witness

Signature

/s/ Alan Wilson

Name

Alan Wilson

Address

55 West Street

Chichester

West Sussuex PO19 1RP  England

Occupation

Manager

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